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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         February 21, 2006
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                              NEXTEL PARTNERS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

            000-29633                                   91-1930918
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       (Commission File Number)              (IRS Employer Identification No.)


                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 576-3600

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 21, 2006, Nextel Partners, Inc. issued a press release announcing its financial and operating results for the fourth quarter and for the year ended December 31, 2005. A copy of the Company's press release announcing these financial and operating results and certain other information is filed herewith as Exhibit 99.1, which is incorporated herein by reference.

        The information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

        The information presented in the attached press release in Exhibit 99.1 includes financial information prepared in accordance with generally accepted accounting principles in the United States of America, or GAAP, as well as other financial measures that may be considered non-GAAP financial measures, including Adjusted EBITDA; service revenue margin; free cash flow; pro forma net income
(loss) adjusted for the loss on early retirement of debt and deferred taxes; pro forma income (loss) attributable to common stockholders adjusted for the loss on early retirement of debt and deferred taxes; ARPU; LRS; and net capital expenditures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As described more fully in the notes to the financial tables attached to the press release in Exhibit 99.1, management believes these non-GAAP measures provide meaningful additional information about the Company's performance and its ability to service its long-term debt and other fixed obligations and to fund its continued growth. The non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the financial tables attached to the press release in Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(C)   EXHIBITS
           99.1  Nextel Partners Inc.'s Press Release, dated February 21, 2006.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NEXTEL PARTNERS, INC.



                                            By: /s/ Donald. J. Manning
                                                ------------------------
                                                Name:    Donald J. Manning
                                                Title:   Vice President, General
                                                         Counsel and Secretary


Date:  February 21, 2006


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                                    Exhibits


99.1     Nextel Partners Inc.'s Press Release, dated February 21, 2006


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